EXHIBIT 10.1

EQUUS TOTAL RETURN, INC.

SECURITIES PURCHASE AGREEMENT

DATED AS OF [●], 2025 (“SUBSCRIPTION DATE”)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

In consideration of the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.                   Subscription; Issuance. The undersigned hereby agrees to fund to EQUUS TOTAL RETURN, Inc., a Delaware corporation (the “Company”), the principal amount of the convertible note of the Company (the “Convertible Note”) set forth on the signature page of this Securities Purchase Agreement (this “Agreement,” and together with the Convertible Note, the Warrant (as defined below), the Voting Agreement (as defined in Section 7(a)), the Security Agreement (as defined in Section 7(b)) , the “Transaction Documents”), payable in full as described below in accordance with the terms and conditions of this Agreement, including the warrant issued pursuant to this Agreement (the “Warrant”) executed in connection with the Convertible Note. The execution of this Agreement by the undersigned constitutes a binding offer to fund the principal of the Convertible Note shown on the signature page. Upon the execution of this Agreement, the undersigned shall deliver to the Company the full principal amount of the Convertible Note subscribed by the undersigned.

2.                   Acceptance, Rejection or Withdrawal of Subscription Offer. Acceptance by the Company of the undersigned’s offer to fund a Convertible Note pursuant to this Agreement shall be evidenced by the Company’s delivery to the undersigned of this Agreement executed by the Company. The undersigned understands and agrees that, if this Agreement is accepted, it may not be cancelled, revoked or withdrawn by the undersigned.

3.                   No Assignment. The rights under this Agreement are not transferable or assignable by the undersigned without the prior written consent of the Company.

4.                   Accredited Investor. The undersigned represents and warrants that the undersigned is an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D promulgated under the Act). In connection with acquiring the Convertible Note and being issued the Warrant under this Agreement, the undersigned shall deliver to the Company a signed copy of the Investor Suitability Questionnaire attached hereto as Exhibit A.

5.                   Representations, Warranties and Agreements. The undersigned makes the following representations, warranties, acknowledgments and agreements to induce the Company to accept this subscription:

(a)                Information. The undersigned hereby acknowledges that the undersigned has reviewed and/or received: Any information and materials requested by the undersigned relating to the Company and its subsidiaries, their proposed activities and business, their capitalization, their management and key personnel and the offering and sale of the Convertible Note and the issuance of the Warrant of the Company (collectively, the “Documents”). The undersigned hereby further acknowledges that it has read, is fully familiar with, and completely understands, the Documents, this Agreement and any other documents and information that the undersigned deems material to making an investment decision with respect to the Convertible Note. The undersigned has been provided the Documents at least 48 hours prior to the execution of this Agreement. The undersigned shall keep the Documents and other information it receives about the Company or any of its subsidiaries confidential.

(b)                Availability of Information. The Company has made all documents pertaining to the matters described in the Documents and the offering of the Convertible Note of the Company and the issuance of the Warrant available to the undersigned and has allowed the undersigned, or the undersigned’s purchaser representative, a reasonable opportunity to ask questions and receive answers concerning the terms and conditions of this offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information provided to the undersigned.

(c)                No Other Representations. The undersigned has relied solely on the Documents and the documents and materials submitted with the Documents in making the decision to purchase the Convertible Note subscribed for under this Agreement, and no representations or agreements, written or oral, other than those set forth in this Agreement have been made to the undersigned, with respect to such purchase of the Convertible Note of the Company and issuance of the Warrant.

(d)                Reliance on Own Investigation and Advisors. The undersigned acknowledges that the undersigned has been advised to consult with the undersigned’s own legal advisor concerning the legal aspects of the Company and to consult with the undersigned’s tax advisor regarding the tax consequences of investing in the Company. The undersigned is not relying on the Company or any of its respective officers, directors, executives, employees, advisors, members, managers, subsidiaries or affiliates or other personnel for legal, accounting, financial or tax advice in connection with the undersigned’s evaluation of the risks and merits of an investment in the Company or of the consequences to the undersigned of such an investment.

(e)                Investment Intent. The Convertible Note and Warrant subscribed for under this Agreement will be acquired solely by, and for the account of, the undersigned (and not for other persons or entities), for investment only, and are not being purchased with a view to, or for sale in connection with, a distribution of the Convertible Note and/or the Warrant. The undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, assign or pledge to such person, entity, or anyone else all or any part of the Convertible Note or the Warrant for which the undersigned subscribes, and the undersigned has no current plans or intentions to enter into any such contract, undertaking or arrangement.

(f)                 Resale Restrictions. The undersigned acknowledges that (i) neither the Convertible Note nor the Warrant has been registered under the Securities Act or the securities statutes of any state or other jurisdiction, (ii) the Convertible Note and the Warrant have the status of securities acquired in a transaction under Section 4(2) of the Securities Act, (iii) each of the Convertible Note and the Warrant is a “restricted security” (as that term is defined in Rule 144(a)(3) under the Securities Act), (iv) therefore, neither the Convertible Note nor the Warrant can be resold (and the undersigned covenants that the undersigned will not resell either) unless it is registered under applicable federal and state securities laws (including the Securities Act) or unless exemptions from all such applicable registration requirements are available, and (v) consequently, the undersigned must bear the economic risk of investment for an indefinite period of time. The undersigned will not sell or otherwise transfer either the Convertible Note or Warrant without: (i) either (A) the prior registration of the Convertible Note or Warrant, as applicable, under the Securities Act and all other applicable statutes, or (B) applicable exemptions from the registration requirements of each of those statutes, and (ii) unless and until the Company has determined, by obtaining the advice of counsel or otherwise, that the intended disposition will not violate the Securities Act or any applicable state securities law. The undersigned understands that the Company has no obligation or intention to register either the Convertible Note or the Warrant under any federal or state securities act, law or regulation.

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(g)                Economic Risk; Sophistication. The undersigned acknowledges and recognizes that an investment in the Company involves a high degree of risk in that (i) the undersigned may not be able to liquidate the investment, (ii) transferability may be extremely limited, (iii) there is currently no market for the Convertible Note or the Warrant, nor is a market likely to develop, and (iv) the undersigned could sustain the loss of the entire investment or part of the investment.

(h)                Ability to Bear Risk. The financial condition of the undersigned is such that the undersigned has no need for liquidity with respect to the undersigned’s investment in the Convertible Note and the Warrant to satisfy any existing or contemplated undertaking or indebtedness, and the undersigned has no need for a current return on the undersigned’s investment in the Convertible Note and the Warrant. The undersigned is able to bear the economic risk of the undersigned’s investment in the Convertible Note and the Warrant for an indefinite period of time, including the risk of losing all of the undersigned’s investment.

(i)                 Sophistication; No Agency Review or Endorsement. The undersigned, either alone or with the undersigned’s purchaser representative, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment. The undersigned acknowledges and understands that no federal or state agency has passed upon the adequacy or accuracy of the information set forth in any document provided to the undersigned or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Convertible Note and the Warrant as an investment.

(j)                 No General Solicitation. The undersigned acknowledges and represents that neither the Company nor any person or entity acting on its behalf has offered or sold the Convertible Note and the Warrant to the undersigned by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k)                Status After Purchase; Information. The undersigned acknowledges and accepts that if the undersigned purchases the Convertible Note and the Warrant, the undersigned will have only a minority interest in the Company with little, if any, control over the Company or its business and will have no right to become a manager of the Company. In addition, the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, and, therefore, is not required to publish periodic information about its business or financial condition.

(l)                 Responsibility for Determining Suitability of Investment. The undersigned is assuming full responsibility independently: (i) to determine whether an investment in the Convertible Note and the Warrant is suitable for the undersigned, (ii) to evaluate the undersigned’s potential purchase of the Convertible Note and the Warrant, and (iii) to obtain, verify and evaluate all material information necessary or desired by the undersigned to make the undersigned’s decision, including, without limitation, information concerning the Company and its subsidiaries, their officers, directors, executives, employees and managers, their related party transactions, their financial condition and needs, their business, their obligations, their equity holders and their rights, preferences and privileges and any potential issuance of additional securities.

(m)              Residence. The undersigned, at all times since the undersigned received a copy of the Documents, had, and has, its principal office and principal place of business in the state set forth in its address on the signature page. In making such representation and warranty, the undersigned understands that: (i) if the undersigned is a trust, partnership, corporation or other form of business organization, it is deemed to be a resident of the state where its principal office is located; and (ii) notwithstanding the foregoing, if the undersigned is a trust, partnership, corporation or other form of business organization that is organized for the specific purpose of acquiring the Convertible Note and the Warrant, it is deemed to be a resident of the state of all of the beneficial owners of the undersigned.

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(n)                Accuracy of Information About the Undersigned. All information that the undersigned has provided in this Agreement, including, without limitation, information concerning the undersigned and the undersigned’s financial condition, is correct and complete as of the date of this Agreement, and if there should be any material change in such information before the acceptance of the undersigned’s subscription for the Convertible Note and the Warrant subscribed for under this Agreement, the undersigned will immediately so inform the Company. If the undersigned is a trust, partnership, corporation, or other form of entity, it expressly undertakes to provide the Company with such information as it may reasonable require regarding any of its beneficial owners.

(o)                Authority; Binding Obligation. If the undersigned is a trust, partnership, corporation or other form of entity, (i) it has the right, power and authority to execute (and the signatory is duly authorized to execute, on its behalf) this Agreement, (ii) it has the right, power and authority to perform the terms of, this Agreement, (iii) its state of organization is as set forth on the signature page, (iv) this Agreement constitutes a valid, binding and enforceable agreement of the undersigned, and (v) it has been duly formed, is validly existing, and is in good standing in the state of its formation.

(p)                Cooperation in Regulatory Compliance. The undersigned will cooperate with the Company, at the Company’s expense, in any manner reasonably requested by the Company in connection with the Company’s and its direct and indirect subsidiaries’ compliance with regulatory requirements either now existing or arising during the time the undersigned is a shareholder holder of the Company.

(q)                Brokers and Finders. The undersigned is not a party to any agreement with any finder or broker, or is in any way obligated to any finder or broker for any commissions, fees or expenses in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby.

6.                   Representations and Warranties of Company. The Company makes the following representations and warranties: The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary company action. This Agreement has been validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to creditors’ rights and to general equity principles.

7.                   Covenants of the Company.

(a)                Voting Agreement. On or prior to the Subscription Date, the Company shall cause the stockholders listed on the Schedule of Stockholders attached hereto to execute a Voting Agreement, in the form attached hereto as Exhibit B (the “Voting Agreement”), pursuant to which they shall agree to vote shares of Common Stock beneficially owned by each stockholder in favor of the transactions contemplated by the Transaction Documents, including (i) the issuance of all of the shares of Common Stock issuable upon conversion of the Note (the “Conversion Shares”), (ii) the issuance of all of the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares,” and together with the Note, the Warrant and the Conversion Shares, the “Securities”) in excess of 19.99% of the issued and outstanding Common Stock at the time the Company enters into this Agreement, and (iii) any subsequent issuance(s) of the Conversion Shares or Warrants Shares in excess of 19.99% of the issued and outstanding Common Stock as a consequence of any corporate action, including the implementation of a reverse stock split.

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(b)                Security Agreement. On or prior to the Subscription Date, the Company shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit C (the “Security Agreement”), reflecting the grant of security interests by the Company and its subsidiaries in the Collateral (as described in the Security Agreement) to secure the obligations of the Company under the Note and the other Transaction Documents.

(c)                Incurrence of Indebtedness. For as long as the Note remains outstanding, the Company shall not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness without first obtaining approval from Lender which will not be reasonably withheld (other than (i) the Indebtedness evidenced by the Note and (ii) other the Indebtedness set forth on Schedule 7(b) attached hereto (the “Permitted Indebtedness”)). “Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in any property or assets (including accounts and contract rights) owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(d)                Stockholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite stockholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the stockholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the [seventy-fifth (75th)] calendar day after the Subscription Date (or, if such filing is delayed by a court or regulatory agency, in no event later than [ninety (90) calendar days] after the Subscription Date), an information statement with respect thereto or (y) provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”) for the purpose of approving the issuance of in excess of 19.99% of the Company’s outstanding shares of Common Stock pursuant to the Transaction Documents, which shall be promptly called and held not later than the [ninetieth (90th)] calendar day after the Subscription Date (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the undersigned, at the expense of the Company. The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the approval of the issuance of all of the Securities in compliance with the rules and regulations of The New York Stock Exchange (without regard to any limitations on conversion set forth in the Notes) (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its commercially reasonable efforts to solicit its stockholders’ approval of such resolutions and to cause the board of directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s commercially reasonable efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, cause an additional Stockholder Meeting to be held every three (3) months thereafter until such Stockholder Approval is obtained.

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8.                   Miscellaneous.

(a)                Indemnification. The undersigned shall indemnify, defend and hold harmless the Company and each member, manager, officer and employee from and against any and all loss, damage, liability or expense, including attorneys’ fees and court costs, which they or any of them may suffer, sustain or incur by reason of, or in connection with, any misrepresentation or breach of warranty or agreement made by the undersigned under this Agreement, or in connection with the further sale or distribution of the Convertible Note and the Warrant purchased by the undersigned pursuant to this Agreement in violation of the Act or any other applicable law.

(b)                Choice of Law. This Agreement, its construction and the determination of any rights, duties or remedies of the parties arising out of, or relating to, this Agreement shall be governed by the internal laws of the State of Delaware. In the event of a dispute under this Agreement, the parties agree to the exclusive jurisdiction of the courts located in _____ County, Delaware.

(c)                Entire Agreement. The terms of this Agreement is intended by the parties as the final expression of their agreement with respect to the terms included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding, representations, warranties, covenants or negotiations (whether oral or written).

(d)                No Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision of this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

(e)                Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. A manual signature of this Agreement or an image of which shall have been transmitted electronically, will constitute an original signature for all purposes.

(f)                 Survival. All representations, warranties and covenants contained in this Agreement shall survive acceptance of the subscription.

(g)                Gender and Number. Terms used in this Agreement in any gender or in the singular or plural include other genders and the plural or singular, as the context may require. If the Subscriber is an entity, all reference to “him” and “his” shall be deemed to include “it” or “its.”

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNAURE PAGES FOLLOW.]

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SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

The undersigned subscribes for the Convertible Note and the Warrant of the Company set forth below. This Agreement and the representations, warranties, acknowledgements and agreements contained in this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

(Signature block as applicable.)
INDIVIDUAL	ENTITY

Signature	Name of Company
Name	By:
Title:

Principal amount of Convertible Note subscribed for: $2,000,000.

Total funds to be tendered: $2,000,000 (payable to EQUUS TOTAL RETURN, Inc. upon execution of this Agreement) by wire transfer of immediately available U.S. dollars.

FOR COMPLETION BY ALL SUBSCRIBERS
Subscriber’s Mailing Address: (for formal notice)	Subscriber’s Other Address: (home, business or main office)

Attention:	Attention:
Phone No:	Phone No:
Fax No.:	Fax No.:
E-mail:	E-mail:

Signature Page to Securities Purchase Agreement

of EQUUS TOTAL RETURN, Inc.

ACCEPTANCE

Accepted as of the Subscription Date set forth above.

EQUUS TOTAL RETURN, INC.

By:

Name: JOHN HARDY
Title: CEO

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